Exhibit 99.1

Sonoma Pharmaceuticals, Inc. NASDAQ: SNOA January 2022

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Legal Disclaimers

INVESTOR PRESENTATION

This communication is for informational purposes only. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any information contained herein. Any data on past performance is no indication as to future performance. Sonoma Pharmaceuticals, Inc. and its subsidiaries ("Sonoma" or, the "Company") assumes no obligation to update the information in this communication. This presentation is not an offer to buy or the solicitation of an offer to sell Sonoma securities.

FORWARD-LOOKING STATEMENTS

Except for historical information herein, matters set forth in this presentation are forward-looking within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial and technology progress and future financial performance of Sonoma Pharmaceuticals, Inc. and its subsidiaries.

These forward-looking statements are identified by the use of words such as "believe," "achieve," and "strive," among others. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including such risks that regulatory clinical and guideline developments may change, scientific data may not be sufficient to meet regulatory standards or receipt of required regulatory clearances or approvals, clinical results may not be replicated in actual patient settings, the Company will not have sufficient capital to implement its business plan, invalidated or circumvented by its competitors, the available market for the Company's products will not be as large as expected, the Company's products will not be able to penetrate one or more targeted markets, revenues will not be sufficient to fund further development and clinical studies, as well as uncertainties relative to varying product formulations and a multitude of diverse regulatory and marketing requirements in different countries and municipalities, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements, except as required by law.

Legal Disclaimers NON - GAAP FINANCIAL MEASURES Non - GAAP income (loss) from operations minus non - cash expenses (EBITDAS) is a non - GAAP financial measure. The Company defines operating income (loss) minus non - cash expenses as GAAP reported operating income (loss) minus operating depreciation and amorti zation, and operating stock - based compensation. The Company uses this measure for the purpose of modifying the operating income (loss) t o reflect direct cash related transactions during the measurement period. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of the Company and its subsidiaries or affiliates used herein are trademarks, se rvice marks, or registered trademarks of the Company as noted herein. Any other product, company names, or logos mentioned herein are the tra dem arks and/or intellectual property of their respective owners.

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About Sonoma Sonoma Pharmaceuticals is a global healthcare leader for developing and producing stabilized hypochlorous acid ( HOCl ) products for a wide range of applications, including wound care, animal health care, eye care, nasal care, oral care and dermatological conditions. The company’s products reduce infections, itch, pain, scarring and harmful inflammatory responses in a safe and effective manner. In - vitro and clinical studies of HOCl show it to have impressive antipruritic, antimicrobial, antiviral and anti - inflammatory properties. Sonoma’s stabilized HOCl immediately relieves itch and pain, kills pathogens and breaks down biofilm, does not sting or irritate skin and oxygenates the cells in the area treated assisting the body in its natural healing process. Sonoma also manufactures disinfectants that are distributed outside of the U.S. and in certain countries where it has received regulatory clearance to state the disinfectant kills the coronavirus causing COVID - 19. The company’s products are sold either directly or via partners in 54 countries worldwide and the company actively seeks new distribution partners.

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Investor Highlights Diverse global healthcare leader • Focused on billion - dollar Rx and OTC wound care, dermatology, eye, oral and nasal care, disinfectant use and animal health markets • Over 20 years of experience • Robust international partner network • Focused on expanding U.S. partner network • Strong manufacturing capabilities Unique, patented and FDA - cleared, CE and ISO approved Microcyn® Technology • HOCl is known to be among the safest and most effective ways to relieve itch, inflammation, and burns while stimulating natural healing through increased oxygenation and eliminating persistent microorganisms and biofilms • Proven antipruritic, antimicrobial, antiviral and anti - inflammatory properties • Disinfectant approved in Australia and Canada for use against COVID - 19 • Currently selling into 54 countries

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Key Opportunities • Expand OTC reach in U.S. in the dermatology, eye, oral and nasal care, disinfectants and wound care markets • Fully commercialize existing products via distribution partners or directly • 21 U.S. FDA clearances as medical devices for Section 510(k) • CEs for over 39 products • Expand presence in the dental market • Continue to add international distribution partners; grow existing relationships • Robust product pipeline; continue to introduce new products worldwide • Continuous R&D efforts explore new product applications • Expand disinfectant sales globally

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Recent Business Developments • Partnered with EMC Pharma, LLC for exclusive distribution into prescription - based dermatology, eye, oral and nasal care products in the U.S. in March 2021. • Launched completely revamped website at www.sonomapharma.com in July 2021. The new website highlights the global reach of Sonoma’s products and partners as well as its diverse product portfolio. • Expanded dental offerings in the U.S., by offering second product OroGenix Oral Hygiene Rinse with partner Gabriel Science, LLC, also available in Switzerland under the name Microdacyn60® Oral Care in August 2021. • Launched our own OTC products Regenacyn ® Advanced Scar Gel and Ocucyn ® Eyelid and Eyelash Cleanser on Amazon U.S. in September 2021 and MucoClyns Œ on select Amazon Europe sites. • Offered three new products with our animal health partner Manna Pro for cats, available at PetSmart. • Received approval by the Australian TGA for 15 second kill time for SARS - CoV - 2 with our partner MicroSafe Group for Nanocyn ® Disinfectant & Sanitizer in October 2021. • Expanded long - term partnership and territories and products with Dyamed Biotech Pte Ltd. in Southeast Asia in November 2021.

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Sonoma’s Microcyn Technology • Stable triple - action topical technology • A powerful anti - microbial - reduces microbial load, including destruction of biofilms • Anti - inflammatory agent – reduces itch and pain • Anti - pruritic activity • Tissue healing (increased blood/oxygen flow to wound) • Unparalleled safety – No drug - to - drug interaction or contraindications • Millions of patients treated worldwide without single report of serious adverse effect • 30+ human clinical trials with over 1,500 patients • No mutations or resistance • Overused antibiotics may cause deadly epidemics such as MRSA • Cost effective • Preventative – reduces hospital/physician visits • Medicare/hospital savings – faster healing reduces hospital stays

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What is Hypochlorous Acid? During the activation of neutrophils, respiratory bursts generate hydrogen peroxide (H 2 O 2 ) and the activated granule enzyme myeloperoxidase converts H 2 O 2 to hypochlorous acid (HOCl) • Hypochlorous acid (HOCl) is produced by neutrophils in the body as part of its defense mechanism • HOCl, is highly active against bacterial, viral, and fungal pathogens. • HOCl has been shown to rapidly kill spore - forming and non - spore forming bacteria • HOCl has also been shown to have significant activity against biofilms

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# Microcyn Technology microbial load reduction & infection control

**30 seconds "*in vitro* kill time (%) reduction"**

| | | | |
|---|---|---|---|
| •MRSA - Staphylococcus aureus | 99.999 | VRE - Enterococcus faecalis | 99.999 |
| •Staphylococcus aureus | 99.999 | Escherichia coli | 99.997 |
| •Acinetobacter baumannii | 99.999 | Bacteroides fragilis | 99.999 |
| •Candida albicans | 99.999 | Enterobacter aerogene | 99.999 |
| •Enterococcus faecium | 99.999 | Haemophilus influenzae | 99.993 |
| •Klebsiella oxytoca | 99.999 | Klebsiella pneumoniae | 99.999 |
| •Micrococcus luteus | 99.999 | Proteus mirabilis | 99.999 |
| •Pseudomonas aeruginosa | 99.998 | Serratia marcescens | 99.999 |
| •Staphylococcus epidermidis | 99.998 | Staphylococcus haemolyticus | 99.999 |
| •Staphylococcus homins | 99.996 | Staphylococcus saprophyticus | 99.999 |
| •Streptococcus pyogenes | 99.999 | | |

Current Research and Development • Dermodacyn ® Disinfecting solution study on viability of SARS - CoV - 2, see https://www.sciencedirect.com/science/article/pii/S019567012030339X • Endocyn ® study on cellular toxicity, see https://www.sciencedirect.com/science/article/abs/pii/S0099239917310439 • HOCl study evaluating virucidal activity in Vero E6 cells against SARS - CoV - 2, University of Barcelona, 11/27/2020 • Hypochlorous acid gel technology — Its impact on post - procedure treatment and scar prevention, see https://sonomapharma.com/wp - content/uploads/2020/08/Gold_et_al - 2017 - Journal_of_Cosmetic_Dermatology - 003.pdf • Topical stabilized hypochlorous acid: The future gold standard for wound care and scar management in dermatologic and plastic surgery procedures, see https://sonomapharma.com/wp - content/uploads/2020/08/Topical - Stabilized - HOCL - consensus - article - 2020.pdf • HOCl Article: Optimizing Wound Healing for Procedures – Apr 2018, see https://sonomapharma.com/wp - content/uploads/2018/11/Pracitcal - Derm - HOCl - article - 4 - 7 - 18 - wounds.pdf

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U.S. Summary • FDA - cleared products targeting: • atopic dermatitis, dermal lesions • scar management, • pain and itch relief and other dermatological conditions • eyelid and eyelash hygiene • acute and chronic wound care • oral care (dental surgery) • Ability to partner for OTC, Rx, and private labels • Relocating manufacturing to Mexico resulted in reduced COGs opening price - sensitive channels and opportunities for volume plays • Established and growing animal healthcare line of products • Change in business strategy has led to expanded U.S. business development targeting increasing relationships with U.S. distributors • Reduced focus on direct sales / Expanding into digital sales

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Attractive U.S. Product Offerings

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14 NASDAQ: SNOA Cont. U.S Product Offerings

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Robust International Distribution Network • Steadily growing existing partner base with broad indications • ISO/FDA registered/CE/EN/MOH/TGA registrations for state - of - the - art Mexico manufacturing facility • Ship to 54 countries globally • 40+ partners in dermatology, eye, wound, oral and nasal care, animal care and for surface disinfectant • Ability to produce over 400,000 high - quality units per month • Flexible operations capable of high/small volume, large/small batch, private label, and multiple configurations/packaging • Collaborative relationship with International Partners leading to product innovation and development

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State of the Art Manufacturing Facility • ISO 9001 and 13485 certified • MOH, KFDA, SFDA, KSA, TGA, EN, Biocide and many other national listing/approvals • Shipping to 54 countries • First Rate Logistics • Highest Quality Standards • Flexibility of SKUs and packaging • Highly - trained staff

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Europe

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Latin America

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Asia

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Middle East

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21 NASDAQ: SNOA Animal Health Care • MicrocynAH ® is a family of advanced animal healthcare products that are safe to use on all animals, no matter the species or age • Perfect for hot spots, scratches, skin rashes and ulcers, cuts, burns, post - surgical sites, irritated skin and lacerations. • We partner with Manna Pro, LLC in the U.S. and Canada • Sold in national pet - store retail chains, farm animal specialty stores, at veterinarians, and mass retailers • Internationally, we partner with Petagon , Ltd. for the Asia and European markets

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Sonoma Partnership Principles • Sonoma seeks long - term strategic partnerships, based on win/win business plans; 50/50 mentality with focus on what’s most important to each side. • Regular in - person and phone meetings to strengthen relationships. • “Do what you say and say what you do” mentality with a high standard of ethical behavior and transparent communication. No hidden agendas. • Sonoma seeks partners with innovative and differentiated technologies or products and strong distribution capabilities. Focus on profitable revenue growth consistent with current portfolio.

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Key Financial Metrics Quarter Ended Quarter Ended Six Months Ended S ix Months Ended Sept 30 , 2021* (unaudited) Sept 30, 2020* (unaudited) Sept 30, 2021* (unaudited) Sept 30, 2020* (unaudited) Total Revenues $3,744 $5,769 $7,428 $11,536 Gross Profit $1,241 $2,502 $2,694 $4,757 Operating Expenses $2,205 $2,333 $4,563 $5,253 Net Income (Loss) $(100) $120 $(1,198) $360 EBITDAS $11 $383 $(979) $(166) Cash & Cash equivalents $8,392 $4,320 $8,392 $4,320 Working capital $13,943 $13,943 $13,943 $11,698 Shareholders’ Equity $11,460 $11,562 $11,460 $11,562 * dollars in thousands

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Balance Sheet Highlights (in thousands) September 30, 2021 (unaudited) March 31, 2021 Assets Cash and cash equivalents 8,392$ 4,220$ Accounts receivable, net 3,416 2,806 Inventories 2,482 2,530 Other current assets 3,731 3,427 Total Current Assets 18,021 12,983 Other assets 1,807 2,004 TOTAL ASSETS 19,828$ 14,987$ Liabilities and Stockholders Equity Accounts payable and other current liabilities 3,215$ 3,482$ Current portion of long term debt 863 596 Total current liabilities 4,078 4,078 Other long term liabilities 4,290 4,236 Long term debt - 1,310 Total long term liabilities 4,290 5,546 TOTAL LIABILITIES 8,368$ 9,624$ TOTAL STOCKHOLDERS' EQUITY 11,460$ 5,363$ TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY 19,828$ 14,987$

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Income Statement, Sept. 30, 2021 (unaudited, in thousands, except per share amounts) 2021 2020 2021 2020 Revenues 3,744$ 5,769$ 7,428$ 11,536$ Cost of revenue 2,503 3,267 4,734 6,779 Gross profit 1,241 2,502 2,694 4,757 Operating expenses Research and development 10 (85) 95 391 Selling, general and administrative 2,195 2,418 4,468 4,862 Total Operating Expenses 2,205 2,333 4,563 5,253 Income (loss) from operations (964) 169 (1,869) (496) Other (expense) income 864 (18) 671 (61) Income from continuing operations (100)$ 151$ (1,198)$ (557)$ Income (loss) from discontinued operations - (31) - 917 Net income (100)$ 120$ (1,198)$ 360$ Net income per share basic Continuing operations (0.04)$ 0.08$ (0.54)$ (0.29)$ Dicontinued operations - (0.02) - 0.48 (0.04)$ 0.06$ (0.54)$ 0.19$ Net income per share diluted Continuing operations (0.04)$ 0.07$ (0.54)$ (0.26)$ Dicontinued operations - (0.01) - 0.43 (0.04)$ 0.06$ (0.54)$ 0.17$ Weighted Average Common Shares Outstanding Basic 2,344 2,008 2,219 1,924 Diluted 2,344 2,159 2,219 2,118 Three Months ended September 30, Six Months ended September 30,

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Statement of Cash Flows, June 30, 2021 (unaudited, in thousands) 2021 2020 Net cash used in operating activities (2,527)$ (2,648)$ Net cash (used in) provided by investing activities (38) 475 Net cash provided by financing activities 6,711 2,797 Effect of exchange rates on cash and cash equivalents 26 5 Net increase in cash and cash equivalents 4,172 629 Cash and cash equivalents, beginning of period 4,220 3,691 Cash and cash equivalents, end of period 8,392$ 4,320$ Six Months ended September 30,

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Revenue Metrics (unaudited, in thousands) 2021 2020 Change % Change Revenue by revenue sources: Human 2,591$ 4,776$ (2,185)$ -45.75% Animal 1,005 951 54 5.68% Service and Royalty 148 42 106 252.38% 3,744$ 5,769$ (2,025)$ -35.10% Revenue by geographic area: United States 1,347$ 1,984$ (637)$ -32.11% Latin America 518 2,024 (1,506) -74.41% Europe and Rest of the World 1,879 1,761 118 6.70% 3,744$ 5,769$ (2,025)$ -35.10% Three Months ended September 30,

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Revenue Metrics (unaudited, in thousands) 2021 2020 Change % Change Revenue by revenue sources: Human 5,186$ 10,094$ (4,908)$ -48.62% Animal 1,937 1,388 549 39.55% Service and Royalty 305 54 251 464.81% 7,428$ 11,536$ (4,108)$ -35.61% Revenue by geographic area: United States 2,939$ 3,605$ (666)$ -18.47% Latin America 1,083 4,350 (3,267) -75.10% Europe and Rest of the World 3,406 3,581 (175) -4.89% 7,428$ 11,536$ (4,108)$ -35.61% Six Months ended September 30,

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Thank You.

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